UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2023

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 8.01	Other Events.

On May 1, 2023, Applied DNA Clinical Labs, LLC (“Applied DNA Clinical Labs”), a wholly-owned subsidiary of Applied DNA Sciences, Inc. (the “Company”), received a notice of termination from The City University of New York (“CUNY”), the Company’s largest safeCircle COVID-19 testing solution customer, to terminate a contract (the “COVID Testing Contract”) pursuant to which Applied DNA Clinical Labs provided COVID testing services to CUNY. The COVID Testing Contract, referred to by CUNY as Contract Number T212206, is dated August 3, 2021, and is by and between Applied DNA Clinical Labs and CUNY. The COVID Testing Contract was amended by that certain First Amendment, effective as of September 16, 2021, and that certain Second Amendment, effective as of July 18, 2022. The Company received a termination notice for the COVID Testing Contract on May 1, 2023 pursuant to Section 5.1 of the COVID Testing Contract. Applied DNA Clinical Labs will cease providing services pursuant to the COVID Testing Contract no later than June 30, 2023 subject to a wind-down plan to be negotiated by the parties. In the termination notice, CUNY stated that it is ending its COVID-19 vaccination mandate and testing protocol with respect to its schools and colleges.

After June 30, 2023, neither Applied DNA Clinical Labs nor CUNY will have any further obligations thereunder, except for obligations accruing prior to the date of termination.

The COVID Testing Contract represented 58% of the Company’s revenues for fiscal year 2022. Historically, a majority of the Company’s revenue attributable to its molecular diagnostics testing services has been derived from its safeCircle COVID-19 testing solutions. On April 11, 2023, the U.S. National Emergency in response to the COVID-19 pandemic was terminated. While the Company continues to support several safeCircle customers, the Company is currently observing a large decrease in demand for COVID-19 testing, which the Company believes will result in significantly lower revenues from its safeCircle COVID-19 testing solutions in subsequent quarters. A description of the COVID Testing Contract (including its amendments) is incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as amended (the “10-K”), filed by the Company on December 14, 2022, and the description of the COVID Testing Contract is qualified in its entirety by reference to the full text of the COVID Testing Contract (including its amendments), which the Company filed as exhibits to the 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2023	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward